UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

Sierra Income Corporation

(Exact Name of Registrant as Specified in its Charter)

0-54650	Maryland	45-2544432
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 Park Avenue New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 21, 2021, Sierra Income Corporation, a Maryland corporation (the “Company”), entered into the Agreement and Plan of Merger (the “Merger Agreement”) with Barings BDC, Inc., a Maryland corporation (“BBDC”), Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly owned subsidiary of BBDC (“Acquisition Sub”), and Barings LLC, a Delaware limited liability company and the investment adviser of BBDC (the “BBDC Adviser”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Acquisition Sub will merge with and into the Company (the “First Merger”), with the Company as the surviving corporation (the “Surviving Corporation”), and (ii) following the completion of the First Merger, the Surviving Corporation will merge with and into BBDC (the “Second Merger” and, together with the First Merger, the “Merger”), with BBDC surviving the Merger.

On February 25, 2022 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger was completed. At the effective time of the First Merger (the “Effective Time”), the separate corporate existence of Acquisition Sub ceased, and the Company survived the First Merger as a wholly owned subsidiary of BBDC. Following the completion of the First Merger, the Company merged with and into BBDC, with BBDC surviving the Second Merger.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

On the Closing Date, the investment advisory agreement by and between the Company and SIC Advisors LLC and the administration agreement by and between the Company and Medley Capital LLC were terminated in connection with the closing of the First Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information in this Current Report on Form 8-K set forth under the Introductory Note and under Item 1.02 is incorporated by reference into this Item 2.01.

As described above, the Merger closed on February 25, 2022. In accordance with the terms of the Merger Agreement, at the Effective Time, each share of Company common stock, par value $0.001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that were held by a subsidiary of the Company or held, directly or indirectly, by BBDC or Acquisition Sub) was converted into the right to receive (i) an amount in cash from the BBDC Adviser, without interest, equal to $0.9783641, and (ii) 0.44973 shares of BBDC common stock, par value $0.001 per share (the “BBDC Common Stock”), plus any cash in lieu of fractional shares. As a result of the Merger, former Company stockholders will receive approximately 46.0 million shares of BBDC Common Stock for their shares of Company Common Stock.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 2.01 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the First Merger, a change in control of the Company occurred. The information contained in Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, (i) each of the officers and directors of the Company ceased to be officers and directors of the Company and (ii) the officers and directors of Acquisition Sub, each as of immediately prior to the Effective Time, became the directors and officers of the Company, as the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company were amended and restated and the bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Company (as the Surviving Corporation). The articles of incorporation and bylaws of the Company (as the Surviving Corporation), each as in effect immediately following the Effective Time, are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 24, 2022, the Company held a special meeting of stockholders (the “Special Meeting”), where the Company’s stockholders approved two proposals. The issued and outstanding shares of Company Common Stock entitled to vote at the Special Meeting consisted of 102,276,889 shares outstanding on the record date, December 27, 2021. The final voting results from the Special Meeting were as follows:

Proposal 1:

To approve the First Merger.

For	Against	Abstain
53,968,287	811,729	895,381

Proposal 2:

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there were insufficient votes at the time of the Special Meeting to approve Proposal 1.

For	Against	Abstain
53,627,270	895,384	1,152,743

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 21, 2021, by and among Sierra Income Corporation, Barings BDC, Inc., Mercury Acquisition Sub, Inc. and Barings LLC (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 22, 2021)

3.1	Articles of Amendment and Restatement of Sierra Income Corporation

3.2	Bylaws of Sierra Income Corporation

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K or Item 601(b)(10) of Regulation S-K, as applicable. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2022	BARINGS BDC, INC., as successor by merger to Sierra Income Corporation

	By:	/s/ Jonathan Bock
	Name:	Jonathan Bock
	Title:	Chief Financial Officer

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